                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): OCTOBER 21, 2004

                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-23970                77-0216135
          ----------------------------------------------------------------
          (State or other jurisdiction (Commission           (IRS Employer
          of incorporation)            File Number)          Identification No.)

                2 HUNTINGTON QUADRANGLE, MELVILLE, NEW YORK 11747
                -------------------------------------------------
                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
                                                            ------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.02. Results of Operations and Financial Condition.

     On October 21, 2004,  the Company  issued a press  release  announcing  its results of operations for the fiscal quarter ended September 30, 2004.

     The text of a press  release  issued by the Company is furnished as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits

           EXHIBIT NUMBER    DESCRIPTION
           --------------    -----------

           99.1              Press release of the Company dated October 21, 2004.

                                    SIGNATURE
                                    ---------

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                  FALCONSTOR SOFTWARE, INC.

Dated: October 21, 2004           By:    /s/ James Weber
                                         -----------------------
                                  Name:  James Weber
                                  Title: Chief Financial Officer and Vice
                                         President

                                       2